Exhibit 10.1

WAIVER TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

This WAIVER TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of July 31, 2019 (this “Agreement”), is made by and among HALCÓN RESOURCES CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”), each of the undersigned Lenders party to the Credit Agreement referenced below, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Unless otherwise indicated, all section references in this Agreement refer to the applicable section of the Credit Agreement.

PRELIMINARY STATEMENTS

A.            Reference is made to that certain Amended and Restated Senior Secured Revolving Credit Agreement dated as of September 7, 2017 (as amended, restated, amended and restated, modified or otherwise supplemented prior to the date hereof, the “Credit Agreement”) among the Borrower, each of the Lenders party thereto and the Administrative Agent.

B.            The Borrower, the Guarantors, the Administrative Agent and the Majority Lenders entered that certain Eighth Amendment, Consent and Waiver to Amended and Restated Senior Secured Revolving Credit Agreement (the “Eighth Amendment”) dated as of May 9, 2019, pursuant to which the Administrative Agent and the Majority Lenders granted the Lender Waiver Request (as defined in the Eighth Amendment).

C.            Pursuant to the Eighth Amendment, the Lender Waiver Request will terminate on August 1, 2019.

D.            The Borrower has requested that the Lender Waiver Request be extended, subject to the terms and conditions herein.

E.             The Administrative Agent and the Majority Lenders have agreed to the Lender Waiver Request subject to the terms and conditions herein.

F.              In consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

Section 1.                                           Waiver Extension.

(a)                                 The Borrower hereby requests, and the Administrative Agent and the Lenders signatory hereto hereby agree, that the Lender Waiver Request shall remain effective from the Effective Date until the occurrence of a Termination Event (as defined below).

(b)                                 For purposes of this Agreement, “Termination Event” means the earlier to occur of:

i.                                          August 8, 2019 and

ii.                                       any Event of Default (other than the Leverage Ratio Default (as defined in the Eighth Amendment)) under the Credit Agreement.

(c)                                  Each Loan Party acknowledges and agrees that, upon the occurrence of a Termination Event, the waiver of the Majority Lenders and the Administrative Agent set forth in Section 1(a) above shall automatically cease and be of no further force or effect (without the need for notice or any other action on the part of the Administrative Agent or the Lenders). Each Loan Party expressly acknowledges and agrees that the effect of such Termination Event will permit the Administrative Agent and the Lenders, subject to the terms of, and to the extent then permitted under, the applicable Loan Documents, to exercise all rights and remedies available under the applicable Loan Documents to the extent any Event of Default has occurred and is continuing (notwithstanding this Agreement).

(d)                                 Notwithstanding the waivers contained in this Agreement, the Borrower and the Majority Lenders agree that interest shall accrue at the rate set forth in Section 3.02(c) of the Credit Agreement on all Loans and other amounts outstanding from August 1, 2019 until Payment In Full.

Section 2.                                           Conditions to Effective Date. This Agreement shall not become effective until the date of satisfaction or waiver of the following conditions (the “Effective Date”):

(a)                                 The Administrative Agent shall have received from the Loan Parties, the Administrative Agent and the Majority Lenders duly executed counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Agreement.

(b)                                 After giving effect to this Agreement, all representations and warranties of the Loan Parties contained herein and in the other Loan Documents shall be true and correct in all material respects as of the Effective Date (except for those representations and warranties expressly relating to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects on and as of such earlier date).

(c)                                  The Administrative Agent shall have received, to the extent invoiced one (1) day prior to the Effective Date (except as otherwise reasonably agreed by the Borrower), reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement (including but not limited to the reasonable fees and disbursements incurred by counsel and financial advisors to the Administrative Agent).

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

Section 3.                                           Fees and Expenses. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and the Lenders (including but not limited to the reasonable fees and disbursements incurred by counsel and financial advisors to the Administrative Agent) in connection with this Agreement and any other documents prepared in connection herewith as set forth in Section 12.03 of the Credit Agreement.

Section 4.                                           Loan Document. This Agreement is a Loan Document.

Section 5.                                           RELEASE. THE BORROWER AND EACH GUARANTOR, IN CONSIDERATION OF THE ADMINISTRATIVE AGENT’S AND THE UNDERSIGNED LENDERS’ EXECUTION AND DELIVERY OF THIS AGREEMENT AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, UNCONDITIONALLY, FREELY, VOLUNTARILY AND, AFTER CONSULTATION WITH COUNSEL AND BECOMING FULLY AND ADEQUATELY INFORMED AS TO THE RELEVANT FACTS, CIRCUMSTANCES AND CONSEQUENCES, RELEASES, WAIVES AND FOREVER DISCHARGES (AND FURTHER AGREES NOT TO

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ALLEGE, CLAIM OR PURSUE) ANY AND ALL CLAIMS, RIGHTS, CAUSES OF ACTION, COUNTERCLAIMS OR DEFENSES OF ANY KIND WHATSOEVER, IN CONTRACT, IN TORT, IN LAW OR IN EQUITY, WHETHER KNOWN OR UNKNOWN, DIRECT OR DERIVATIVE, WHICH THE BORROWER, EACH GUARANTOR OR ANY PREDECESSOR, SUCCESSOR OR ASSIGN MIGHT OTHERWISE HAVE OR MAY HAVE AGAINST THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR PRESENT OR FORMER SUBSIDIARIES AND AFFILIATES OR ANY OF THE FOREGOING’S OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS OR OTHER REPRESENTATIVES OR AGENTS IN EACH CASE ON ACCOUNT OF ANY CONDUCT, CONDITION, ACT, OMISSION, EVENT, CONTRACT, LIABILITY, OBLIGATION, DEMAND, COVENANT, PROMISE, INDEBTEDNESS, CLAIM, RIGHT, CAUSE OF ACTION, SUIT, DAMAGE, DEFENSE, CIRCUMSTANCE OR MATTER OF ANY KIND WHATSOEVER WHICH EXISTED, AROSE OR OCCURRED AT ANY TIME PRIOR TO THE EFFECTIVE DATE RELATING TO THE LOAN DOCUMENTS, THIS AGREEMENT AND/OR THE TRANSACTIONS CONTEMPLATED THEREBY OR HEREBY. THE FOREGOING RELEASE SHALL SURVIVE THE TERMINATION OF THE LOAN DOCUMENTS AND THIS AGREEMENT.

Section 6.                                           Representations and Warranties; No Event of Default. Each Loan Party represents and warrants to the Lenders that on and as of the Effective Date, after giving effect to this Agreement, (a) all of the representations and warranties of each Loan Party set forth in Article VII of the Credit Agreement and in each other Loan Document are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (b) there exists no Other Violations (as defined below) and (c) neither the execution, delivery or performance by any Loan Party of this Agreement, nor compliance by it with the terms and provisions hereof (i) will contravene in any material respect any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Instruments) upon any of the property or assets of any Loan Party or any of its Restricted Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Loan Party or any of its Restricted Subsidiaries is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent constitutional, organizational and/or formation documents), as applicable, of any Loan Party or any of its Restricted Subsidiaries.

Section 7.                                           Reaffirmation. Each Loan Party confirms and agrees that each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as modified by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by it in favor of the Administrative Agent for the benefit of the Lenders, the Issuing Bank and the other secured parties pursuant to the Loan Documents in the collateral described therein shall continue to secure the Secured Obligations as and to the extent provided in the Loan Documents.

Section 8.                                           Entire Agreement. This Agreement, the Credit Agreement, and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein,

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this Agreement shall not by implication or otherwise limit, impair, constitute a consent or waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or the other Loan Documents nor alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the other Loan Documents all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Section 9.                                           Limitation of Waivers. The consent, waiver and agreement contained herein, shall not be a consent, waiver or agreement by the Administrative Agent or the Lenders of any Defaults or Events of Default, as applicable, which may exist (excluding, for the avoidance of doubt, the Leverage Ratio Default) or which may occur in the future under the Credit Agreement or any other Loan Document, or any future defaults of the same provision waived hereunder (collectively, “Other Violations”). Similarly, nothing contained in this Agreement shall directly or indirectly in any way whatsoever: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any other Loan Document, as the case may be, with respect to any Other Violations, (b) amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument (except as expressly provided herein), or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument, as applicable. Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Other Violations.

Section 10.                                    GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL. SECTION 12.09 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT MUTATIS MUTANDIS AND SHALL APPLY HERETO.

Section 11.                                    Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, to the full extent permitted by applicable law, shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal, or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provisions

Section 12.                                    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

BORROWER:	HALCÓN RESOURCES CORPORATION

	By:	/s/ DAVID S. ELKOURI
		Name:	David S. Elkouri
		Title:	Executive Vice President and Chief Legal Officer

GUARANTORS:	HALCÓN HOLDINGS, INC.
HALCÓN RESOURCES OPERATING, INC.
HALCÓN ENERGY PROPERTIES, INC.
HALCÓN PERMIAN, LLC
HALCÓN OPERATING CO., INC.
HALCÓN FIELD SERVICES, LLC

	By:	/s/ DAVID S. ELKOURI
		Name:	David S. Elkouri
		Title:	Executive Vice President and Chief Legal Officer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Lender

By:	/s/ Darren Vanek
	Name:	Darren Vanek
	Title:	Executive Director

BMO HARRIS BANK N.A.
as a Lender

By:	/s/ Hill Taylor
	Name:	Hill Taylor
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Katherine Scalzo
	Name:	Katherine Scalzo
	Title:	Director

NATIXIS, NEW YORK BRANCH,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Amy G. Josephson
	Name:	Amy G. Josephson
	Title:	Authorized Signatory

GOLDMAN SACHS LENDING PARTNERS LLC,
as a Lender

By:	/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory